Supplement dated May 24, 2018
to the Prospectus and Summary Prospectus of the following Fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Acorn Trust
Columbia Thermostat Fund	5/1/2018
Effective immediately, the information regarding the Fund's portfolio manager in the Summary Prospectus and the Prospectus for the Fund is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Service with the Fund Since
Anwiti Bahuguna, Ph.D.	Senior Portfolio Manager of Columbia Management and Assistant Vice President of the Investment Manager	Co-Portfolio Manager since May 2018	May 2018
Joshua Kutin, CFA	Senior Portfolio Manager and Head of North America Asset Allocation of Columbia Management and Assistant Vice President of the Investment Manager	Co-Portfolio Manager since May 2018	May 2018
Dr. Bahuguna joined Columbia Management, an affiliate of the Investment Manager, or one of its legacy firms or acquired business lines in 2002. Dr. Bahuguna has served as Assistant Vice President of the Investment Manager since May 2018. Dr. Bahuguna began her investment career in 1998 and earned a B.S. from St. Stephen’s College, Delhi University and a Ph.D. in economics from Northeastern University.
Mr. Kutin joined Columbia Management, an affiliate of the Investment Manager in 2015 as a senior portfolio manager for the Global Investment Solutions Group. Mr. Kutin has served as Assistant Vice President of the Investment Manager since February 2018. Prior to joining Columbia Management, Mr. Kutin was a portfolio manager on the global asset allocation team at Putnam Investments. Mr. Kutin began his investment career in 1998 and earned a B.S. from Massachusetts Institute of Technology and a M.S. in finance from Princeton University.
Shareholders should retain this Supplement for future reference.
SUP235_12_006_(05/18)